U. S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  December 23, 2009


                     BALTIC INTERNATIONAL USA, INC.
         (Exact name of registrant as specified in its charter)


               TEXAS                    1-12908          76-0336843
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)            File Number)   Identification No.)


         24 E. Greenway Plaza, Suite 1875, Houston, Texas  77046
       (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (713) 961-9299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 5.02  Departure of Director

           Mr. Juris Padegs, one of our directors since 1993, died on December 23, 2009.






                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.


                                            By:  /s/ David A. Grossman
                                                 DAVID A. GROSSMAN
                                                 Chief Financial Officer and
                                                 Interim Chief Executive Officer

Dated:  March 29, 2010